Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated September 11, 2017, is by and among GOOD TIMES RESTAURANTS INC., a Nevada corporation (the “Borrower”), the Guarantors, the Lenders and CADENCE BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated September 8, 2016 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Loan Parties have requested that the Lenders make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1          Amendment to Preliminary Statements.  The first Preliminary Statement of the Credit Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, the Loan Parties (as hereinafter defined) have requested that the Lenders and the L/C Issuer make loans and other financial accommodations to the Loan Parties in an aggregate amount of up to $12,000,000.

1.2          Amendments to Section 1.01.

(a)          The last sentence of the definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

The Commitments of all of the Lenders on the First Amendment Effective Date shall be $12,000,000.

(b)          The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated EBITDA” means, for any period, the sum of the following determined on a consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP: (a) Consolidated Net Income for such period plus (b)  the following to the extent deducted in calculating such Consolidated Net Income (without duplication): (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable for such period, (iii) depreciation and amortization expense for such period, (iv) any fees, expenses, costs or charges (including fees, costs and expenses of any counsel of the Administrative Agent) related to or in connection with the closing of this Agreement or any amendment. modification, waiver or consent with respect thereto in an aggregate amount not to exceed $150,000 in any four fiscal quarter period, (v) the excess of consolidated rent expense, including non-cash rent expense included in pre-opening expenses, as determined for GAAP purposes over Consolidated Cash Rent Expense, (vi) non-cash expenses, charges and losses for such period (including, without limitation, any non-cash impairment or store closure expenses and any non-cash compensation or stock option expenses for such period, but excluding any non-cash charges or losses to the extent (A) there were cash charges with respect to such charges and losses in past accounting periods or (B) there is a reasonable expectation that there will be cash charges with respect to such charges and losses in future accounting periods), and (vi) pre-opening expenses, excluding non-cash rent expense included in pre-opening expenses as determined for GAAP purposes, related to new restaurant location openings owned or operated by the Borrower and its Subsidiaries during such period as follows:  (A) with respect to any “Good Times Burgers & Frozen Custard” restaurant, in an aggregate amount not to exceed $150,000 per such restaurant location and (B) with respect to any “Bad Daddy’s Burger Bar” restaurant, in an aggregate amount not to exceed $275,000 per such restaurant location, or in the case of any “Bad Daddy’s Burger Bar” restaurant location more than 50 miles from any existing company-owned restaurant, in an aggregate amount not to exceed $350,000 per such restaurant location, minus (c) the following to the extent reflected as a gain or otherwise included in calculating such Consolidated Net Income: (i) federal, state, local and foreign income tax benefit or credits for such period and (ii) non-cash gains for such period (excluding any such non-cash gains to the extent (A) there were cash gains with respect to such gains in past accounting periods or (B) there is a reasonable expectation that there will be cash gains with respect to such gains in future accounting periods) and (iii) the excess of Consolidated Cash Rent Expense over consolidated rent expense as determined for GAAP purposes.

(c)          The definition of “Consolidated Leverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Adjusted Indebtedness as of such date minus the New Restaurant Adjustment, if any, as of such date to (b) Consolidated EBITDAR for the period of four fiscal quarters of the Borrower most recently ended.

(d)          The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maturity Date” means December 31, 2020; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

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(e)          The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“First Amendment Effective Date” means September [__], 2017.

“New Restaurant” means, as of any date of determination, any Restaurant that has not yet been in operation, that has been in operation for less than twelve (12) consecutive months, or that has been owned or leased by the Borrower or any Subsidiary for less than twelve (12) consecutive months.

“New Restaurant Adjustment” means, with respect to any New Restaurant, (a) one minus (the number of full months that such New Restaurant has been open for business while owned or leased by the Borrower or any Subsidiary thereof divided by twelve) times (b) Consolidated Funded Indebtedness incurred to finance the acquisition or development of such New Restaurant.

1.3          Amendment to Section 2.15(a)(i). Section 2.15(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i)          such increase shall be in an amount not exceeding $5,000,000;

1.4          Amendment to Schedule 1.01(b). Schedule 1.01(b) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.

ARTICLE II
CONDITIONS

2.1          Closing Conditions.  This Amendment shall be deemed effective as of the date set forth above upon receipt by the Administrative Agent of:

(a)          a copy of this Amendment duly executed by each of the Borrower, the Guarantors, the Administrative Agent and the Lenders;

(b)          an officer’s certificate dated the date hereof, executed by a Responsible Officer of each Loan Party, certifying as to (i) the Organization Documents of each Loan Party which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority or, with respect to any Organization Document of such Loan Party  delivered to the Administrative Agent on the Closing Date that has not been amended, supplemented or otherwise modified, and that remains in full force and effect on the date hereof, certification by a Responsible Officer that such Organization Document has not been amended, supplemented or otherwise modified since the Closing Date and remains in full force and effect on the date hereof, and (ii) the resolutions of the governing body of each Loan Party; and

(c)          any fees and expenses owing to the Administrative Agent in connection with this Amendment.

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ARTICLE III
 MISCELLANEOUS

3.1          Amended Terms.  On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2          Representations and Warranties of the Loan Parties.  Each of the Loan Parties represents and warrants as follows:

(a)          Each Loan Party has all requisite power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms.

(b)          The execution, delivery and performance by each Loan Party of this Amendment been duly authorized by all necessary corporate or other organizational action and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms.

(c)          No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Loan Parties of this Amendment.

(d)          The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for those that are qualified by materiality, which are true and correct in all respects).

(e)          No event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)          The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g)          The Obligations of the Loan Parties are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3          Reaffirmation of Obligations.  Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each other Loan Document and (b) that it is responsible for the observance and full performance of its respective obligations under the Loan Documents.

3.4          Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

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3.5          Expenses.  The Loan Parties agree to pay all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6          Entirety.  This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7          Counterparts; Telecopy.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

3.8          GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.9          Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

3.10          Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	GOOD TIMES RESTAURANTS INC.,
a Nevada corporation

	By:	/s/ Boyd E. Hoback
	Name:	Boyd E. Hoback
	Title:	President and CEO

GUARANTORS:	GOOD TIMES DRIVE THRU INC.,
a Colorado corporation

	By:	/s/ Boyd E. Hoback
	Name:	Boyd E. Hoback
	Title:	President

BD OF COLORADO LLC,
a Colorado limited liability company

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its manager

		By:	/s/ Boyd E. Hoback
		Name:	Boyd E. Hoback
		Title:	President and CEO

GOOD TIMES RESTAURANTS INC.
FIRST AMENDMENT

BAD DADDY’S FRANCHISE DEVELOPMENT, LLC,
a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company, its member

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its sole member

By:	/s/ Boyd E. Hoback
Name:	Boyd E. Hoback
Title:	President and CEO

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its member

By:	/s/ Boyd E. Hoback
Name:	Boyd E. Hoback
Title:	President and CEO

BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its sole member

By:	/s/ Boyd E. Hoback
Name:	Boyd E. Hoback
Title:	President and CEO

GOOD TIMES RESTAURANTS INC.
FIRST AMENDMENT

BAD DADDY’S BURGER BAR, LLC,
a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its sole member

By:	/s/ Boyd E. Hoback
Name:	Boyd E. Hoback
Title:	President and CEO

BAD DADDY’S BURGER BAR OF BALLANTYNE, LLC,
a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its sole member

By:	/s/ Boyd E. Hoback
Name:	Boyd E. Hoback
Title:	President and CEO

BAD DADDY’S BURGER BAR OF BIRKDALE, LLC,
a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its sole member

By:	/s/ Boyd E. Hoback
Name:	Boyd E. Hoback
Title:	President and CEO

GOOD TIMES RESTAURANTS INC.
FIRST AMENDMENT

BAD DADDY’S BURGER BAR OF MOORESVILLE, LLC,
a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its sole member

By:	/s/ Boyd E. Hoback
Name:	Boyd E. Hoback
Title:	President and CEO

BAD DADDY’S BURGER BAR OF WAVERLY, LLC,
a North Carolina limited liability company

By: BAD DADDY’S INTERNATIONAL, LLC,
a North Carolina limited liability company, its sole member

By: GOOD TIMES RESTAURANTS INC.,
a Nevada corporation, its sole member

By:	/s/ Boyd E. Hoback
Name:	Boyd E. Hoback
Title:	President and CEO

GOOD TIMES RESTAURANTS INC.
FIRST AMENDMENT

ADMINISTRATIVE
AGENT:	CADENCE BANK, NATIONAL ASSOCIATION,
as Administrative Agent

	By:	/s/ Charles M. Joye III
	Name:	Charles M. Joye III
	Title:	Senior Vice President

LENDERS:	CADENCE BANK, NATIONAL ASSOCIATION
as a Lender

	By:	/s/ Charles M. Joye III
	Name:	Charles M. Joye III
	Title:	Senior Vice President

GOOD TIMES RESTAURANTS INC.
FIRST AMENDMENT

Exhibit A

Schedule 1.01(b)
Initial Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage of Commitment
Cadence Bank, National Association	$12,000,000.00	100.000000000%
TOTAL	$12,000,000.00	100.000000000%